Exhibit 99.5

First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2 Friedman Billings Ramsey	1,854 records

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0.01 - 50,000.00	13	621,561.35	0.18	47,812.41	8.969	78.57	562
50,000.01 - 100,000.00	358	28,762,435.98	8.12	80,342.00	7.930	79.54	598
100,000.01 - 150,000.00	418	51,985,921.11	14.67	124,368.23	7.487	80.66	615
150,000.01 - 200,000.00	325	56,814,691.14	16.03	174,814.43	7.297	80.02	623
200,000.01 - 250,000.00	302	67,952,158.62	19.17	225,007.15	7.067	79.37	624
250,000.01 - 300,000.00	157	42,890,108.52	12.10	273,185.40	7.031	81.10	635
300,000.01 - 350,000.00	133	42,859,615.08	12.09	322,252.74	6.996	80.35	629
350,000.01 - 400,000.00	68	25,435,281.67	7.18	374,048.26	6.944	82.79	644
400,000.01 - 450,000.00	38	16,199,275.00	4.57	426,296.71	6.826	80.07	648
450,000.01 - 500,000.00	29	13,552,543.56	3.82	467,329.09	6.848	79.32	674
500,000.01 - 550,000.00	6	3,066,200.00	0.87	511,033.33	7.557	83.99	589
550,000.01 - 600,000.00	5	2,900,000.00	0.82	580,000.00	7.492	85.96	676
600,000.01 - 650,000.00	1	642,500.00	0.18	642,500.00	5.875	80.31	696
700,000.01 - 750,000.00	1	720,000.00	0.20	720,000.00	5.750	84.71	643

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Current Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0.01 - 50,000.00	13	621,561.35	0.18	47,812.41	8.969	78.57	562
50,000.01 - 100,000.00	358	28,762,435.98	8.12	80,342.00	7.930	79.54	598
100,000.01 - 150,000.00	419	52,103,664.67	14.70	124,352.42	7.487	80.66	615
150,000.01 - 200,000.00	325	56,814,691.14	16.03	174,814.43	7.297	80.02	623
200,000.01 - 250,000.00	302	67,952,158.62	19.17	225,007.15	7.067	79.37	624
250,000.01 - 300,000.00	157	42,890,108.52	12.10	273,185.40	7.031	81.10	635
300,000.01 - 350,000.00	133	42,859,615.08	12.09	322,252.74	6.996	80.35	629
350,000.01 - 400,000.00	68	25,435,281.67	7.18	374,048.26	6.944	82.79	644
400,000.01 - 450,000.00	38	16,199,275.00	4.57	426,296.71	6.826	80.07	648
450,000.01 - 500,000.00	28	13,434,800.00	3.79	479,814.29	6.842	79.32	674
500,000.01 - 550,000.00	6	3,066,200.00	0.87	511,033.33	7.557	83.99	589
550,000.01 - 600,000.00	5	2,900,000.00	0.82	580,000.00	7.492	85.96	676
600,000.01 - 650,000.00	1	642,500.00	0.18	642,500.00	5.875	80.31	696
700,000.01 - 750,000.00	1	720,000.00	0.20	720,000.00	5.750	84.71	643

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Mortgage Rate (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

5.001 - 5.500	9	2,185,000.00	0.62	242,777.78	5.423	75.31	695
5.501 - 6.000	87	21,115,668.15	5.96	242,708.83	5.898	77.33	653
6.001 - 6.500	262	58,601,523.61	16.54	223,669.94	6.333	78.56	652
6.501 - 7.000	438	96,087,274.83	27.11	219,377.34	6.832	80.75	642
7.001 - 7.500	333	64,675,513.29	18.25	194,220.76	7.306	80.36	631
7.501 - 8.000	351	60,198,596.68	16.99	171,505.97	7.777	80.89	608
8.001 - 8.500	137	22,459,664.86	6.34	163,939.16	8.278	82.27	591
8.501 - 9.000	151	20,602,895.63	5.81	136,443.02	8.771	82.97	565
9.001 - 9.500	48	5,035,195.76	1.42	104,899.91	9.268	82.48	557
9.501 - 10.000	29	2,626,309.22	0.74	90,562.39	9.748	84.68	553
10.001 - 10.500	8	764,250.00	0.22	95,531.25	10.219	82.09	533
10.501 - 11.000	1	50,400.00	0.01	50,400.00	10.875	80.00	569

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2 Friedman Billings Ramsey	1,854 records

			%
Original Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

109 - 120	1	161,400.00	0.05	161,400.00	6.875	84.06	654
169 - 180	17	1,432,054.96	0.40	84,238.53	7.533	73.12	617
229 - 240	10	1,286,710.00	0.36	128,671.00	7.622	78.83	624
349 - 360	1,826	351,522,127.07	99.19	192,509.38	7.198	80.42	627

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
Remaining Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

109 - 120	1	161,400.00	0.05	161,400.00	6.875	84.06	654
169 - 180	17	1,432,054.96	0.40	84,238.53	7.533	73.12	617
229 - 240	10	1,286,710.00	0.36	128,671.00	7.622	78.83	624
349 - 360	1,826	351,522,127.07	99.19	192,509.38	7.198	80.42	627

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Lien Position	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

1	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Seasoning (Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	1,720	328,138,161.76	92.59	190,778.00	7.208	80.37	627
1	128	25,532,612.87	7.20	199,473.54	7.103	80.56	621
2	5	587,927.88	0.17	117,585.58	7.302	78.61	602
4	1	143,589.52	0.04	143,589.52	7.750	80.00	684

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original CLTV (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

15.01 - 20.00	1	125,000.00	0.04	125,000.00	6.500	17.86	646
20.01 - 25.00	3	433,750.00	0.12	144,583.33	7.383	23.25	585
25.01 - 30.00	1	104,000.00	0.03	104,000.00	6.350	28.89	614
30.01 - 35.00	4	556,500.00	0.16	139,125.00	7.810	32.36	550
35.01 - 40.00	7	648,984.00	0.18	92,712.00	6.828	38.10	625
40.01 - 45.00	7	1,302,500.00	0.37	186,071.43	6.684	42.41	630
45.01 - 50.00	12	2,346,470.00	0.66	195,539.17	6.898	47.46	573
50.01 - 55.00	27	4,042,223.44	1.14	149,711.98	7.046	53.09	592
55.01 - 60.00	34	5,431,090.00	1.53	159,737.94	7.030	57.64	591
60.01 - 65.00	43	7,762,378.89	2.19	180,520.44	7.146	63.27	580
65.01 - 70.00	96	17,297,479.96	4.88	180,182.08	7.072	68.49	596
70.01 - 75.00	115	22,699,245.53	6.40	197,384.74	7.293	73.95	600
75.01 - 80.00	847	171,845,660.15	48.49	202,887.44	7.063	79.77	645
80.01 - 85.00	226	40,090,208.08	11.31	177,390.30	7.399	84.25	600
85.01 - 90.00	313	58,084,989.82	16.39	185,575.05	7.437	89.69	622
90.01 - 95.00	64	13,109,135.00	3.70	204,830.23	7.347	94.34	638
95.01 - 100.00	54	8,522,677.16	2.40	157,827.35	7.610	99.63	639

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2 Friedman Billings Ramsey	1,854 records

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Occupancy Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Owner Occupied	1,779	343,689,974.69	96.98	193,192.79	7.195	80.48	626
Non-Owner Occupied	75	10,712,317.34	3.02	142,830.90	7.368	77.35	653

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Property Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Single Family	1,569	294,508,282.44	83.10	187,704.45	7.187	80.47	624
Condo	103	19,093,028.86	5.39	185,369.21	7.307	80.28	633
Townhouse	79	15,778,630.73	4.45	199,729.50	7.081	80.82	634
3-4 Unit	49	13,571,750.00	3.83	276,974.49	7.376	79.95	667
Duplex	53	11,352,600.00	3.20	214,200.00	7.321	78.01	639
PUD	1	98,000.00	0.03	98,000.00	7.500	100.00	674

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Use of Proceeds	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Cashout	1,152	205,488,009.19	57.98	178,375.01	7.279	79.68	608
Purchase	661	141,511,903.95	39.93	214,087.60	7.078	81.39	655
Rate/Term Refinance	41	7,402,378.89	2.09	180,545.83	7.373	80.80	614

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Documentation Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Full	1,105	185,314,778.70	52.29	167,705.68	7.230	81.11	607
Stated	744	167,764,633.08	47.34	225,490.10	7.166	79.60	648
NINA	5	1,322,880.25	0.37	264,576.05	7.502	78.25	659

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Loan Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

ARM 3/27	612	97,611,804.24	27.54	159,496.41	7.652	80.01	601
ARM 2/28 60 Month IO	364	90,896,743.15	25.65	249,716.33	6.859	80.69	657
ARM 2/28	466	86,925,092.72	24.53	186,534.53	7.244	81.45	609
ARM 3/27 60 Month IO	197	48,197,759.29	13.60	244,658.68	6.720	80.30	655
30 Year Fixed	187	27,890,727.67	7.87	149,148.28	7.393	77.95	629
15 Year Fixed	17	1,432,054.96	0.40	84,238.53	7.533	73.12	617
20 Year Fixed	10	1,286,710.00	0.36	128,671.00	7.622	78.83	624
Fixed 10yr	1	161,400.00	0.05	161,400.00	6.875	84.06	654

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2 Friedman Billings Ramsey	1,854 records

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Geographic Distribution	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

California	442	120,462,797.45	33.99	272,540.27	6.894	77.92	631
Florida	341	61,057,691.89	17.23	179,054.81	7.251	80.57	634
Illinois	239	44,153,456.79	12.46	184,742.50	7.203	82.17	631
Maryland	87	19,434,248.34	5.48	223,382.16	7.154	81.71	622
Virginia	48	10,716,450.00	3.02	223,259.38	7.159	79.18	645
Arizona	63	9,623,267.95	2.72	152,750.28	7.129	83.21	619
Nevada	39	8,772,010.00	2.48	224,923.33	6.882	80.61	637
Michigan	66	8,020,778.87	2.26	121,526.95	8.089	83.37	597
North Carolina	59	6,693,750.25	1.89	113,453.39	7.589	83.55	614
Wisconsin	57	6,640,247.74	1.87	116,495.57	7.645	80.96	604
Washington	35	6,182,325.00	1.74	176,637.86	7.290	80.48	609
Pennsylvania	52	6,143,898.55	1.73	118,151.90	7.574	85.04	620
Massachusetts	24	5,770,228.91	1.63	240,426.20	7.355	78.15	630
Rhode Island	18	4,141,750.00	1.17	230,097.22	7.276	81.39	653
Georgia	25	4,122,267.42	1.16	164,890.70	7.356	81.62	608
Indiana	33	3,568,925.00	1.01	108,149.24	8.035	85.50	610
Tennessee	28	3,566,800.00	1.01	127,385.71	7.727	84.74	606
Louisiana	33	3,251,844.14	0.92	98,540.73	8.170	85.35	595
Ohio	25	3,170,925.00	0.89	126,837.00	8.037	86.06	608
Texas	32	2,973,884.97	0.84	92,933.91	8.073	78.64	624
New Jersey	13	2,699,907.11	0.76	207,685.16	7.710	75.19	576
Minnesota	13	2,591,940.98	0.73	199,380.08	7.303	85.17	617
Colorado	16	2,505,982.81	0.71	156,623.93	7.502	84.59	638
Connecticut	12	1,994,450.00	0.56	166,204.17	7.821	80.56	606
Idaho	9	1,034,290.00	0.29	114,921.11	7.865	86.42	589
Missouri	9	987,650.00	0.28	109,738.89	8.636	82.37	567
Kentucky	9	967,176.08	0.27	107,464.01	8.075	87.75	604
Iowa	11	809,996.78	0.23	73,636.07	7.916	80.48	591
Oregon	4	641,800.00	0.18	160,450.00	7.922	83.95	631
New Hampshire	3	592,800.00	0.17	197,600.00	7.695	80.00	647
Utah	3	476,500.00	0.13	158,833.33	6.829	73.32	587
Oklahoma	1	223,200.00	0.06	223,200.00	6.990	90.00	612
New Mexico	1	144,000.00	0.04	144,000.00	6.500	80.00	623
Nebraska	2	129,150.00	0.04	64,575.00	7.829	90.01	642
South Dakota	1	68,400.00	0.02	68,400.00	8.000	90.00	627
Kansas	1	67,500.00	0.02	67,500.00	9.640	90.00	650

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Prepayment Penalty Term (Years)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	440	77,479,528.03	21.86	176,089.84	7.421	81.01	625
1	94	21,836,769.49	6.16	232,306.06	7.163	81.98	646
2	653	138,592,827.55	39.11	212,240.16	7.001	80.43	629
3	667	116,493,166.96	32.87	174,652.42	7.298	79.62	622

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2 Friedman Billings Ramsey	1,854 records

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
FICO Score	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

461 - 480	1	50,000.00	0.01	50,000.00	9.940	76.92	471
481 - 500	5	481,800.00	0.14	96,360.00	7.652	70.02	500
501 - 520	73	11,363,222.94	3.21	155,660.59	8.052	73.90	511
521 - 540	124	19,136,807.85	5.40	154,329.10	8.086	75.19	531
541 - 560	150	24,151,124.11	6.81	161,007.49	7.944	78.46	551
561 - 580	135	20,881,210.11	5.89	154,675.63	7.645	80.35	571
581 - 600	160	29,233,407.48	8.25	182,708.80	7.459	81.91	591
601 - 620	228	41,987,997.61	11.85	184,157.88	7.106	81.66	611
621 - 640	305	62,939,396.21	17.76	206,358.68	7.061	80.36	630
641 - 660	245	48,235,263.46	13.61	196,878.63	7.001	81.47	649
661 - 680	165	36,131,779.56	10.20	218,980.48	6.826	80.68	670
681 - 700	122	27,922,256.56	7.88	228,870.96	6.800	82.01	689
701 - 720	60	12,201,032.81	3.44	203,350.55	6.688	80.78	709
721 - 740	39	10,363,293.33	2.92	265,725.47	6.830	80.98	730
741 - 760	28	5,852,450.00	1.65	209,016.07	6.743	81.49	752
761 - 780	6	1,717,850.00	0.48	286,308.33	6.642	82.56	769
781 - 800	7	1,441,400.00	0.41	205,914.29	6.884	80.47	790
801 - 820	1	312,000.00	0.09	312,000.00	5.600	80.00	809

Total:	1,854	354,402,292.03	100.00	191,155.50	7.201	80.38	627

Min: 471
Max: 809
Weighted Average: 627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.